UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2010

COREL CORPORATION
 (Exact name of registrant as specified in its charter)

CANADA	000-20562	98-0407194
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Carling Avenue Ottawa, Ontario Canada	K1Z 8R7
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (613) 728-0826

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 5, 2010, Corel Corporation (the “Company”) received a notice from The Nasdaq Stock Market (“NASDAQ”) that the Company no longer maintains the minimum number of publicly held shares required by Listing Rule 5450(b)(1)(B) for continued listing.

As described in the Company’s Proxy Statement, dated December 29, 2009, the Company intends to terminate registration under the applicable U.S. securities laws and to delist the Company’s shares on both NASDAQ and the TSX promptly following the special meeting of shareholders to be held on January 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 8, 2010

COREL CORPORATION

By: /s/ Kris Hagerman
Name: Kris Hagerman
Title: CEO